Exhibit 99.1

©2022 Ideanomics / Confidential & Proprietary 1 April 11, 2022 EVolving the Road Ahead

©2022 Ideanomics / Confidential & Proprietary 2 Disclosure and Forward - looking Statements This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2022 Ideanomics / Confidential & Proprietary 3 Presenting Today Shane McMahon Chairman Ideanomics Livia Cevolini CEO Energica Motor Company Alf Poor CEO Ideanomics Robin Mackie President Ideanomics Mobility Carlo Iacovini General Manager Energica Inside

©2021 Ideanomics / Confidential & Proprietary 4 Shane McMahon Chairman, Ideanomics

©2022 Ideanomics / Confidential & Proprietary 5 A GLOBAL COMPANY WITH A SIMPLE MISSION To Accelerate the Commercial Adoption of Electric Vehicles

©2021 Ideanomics / Confidential & Proprietary 6 Livia Cevolini CEO, Energica Motor Company Carlo Iacovini General Manager, Energica Inside

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©2021 Ideanomics / Confidential & Proprietary 21 Alf Poor CEO, Ideanomics Robin Mackie President, Ideanomics Mobility

©2021 Ideanomics / Confidential & Proprietary 22 How Energica Fits Into the Broader Ideanomics Mission Combined supply chain buying power enabling improved access to components and batteries. Energica's experienced, proven leadership team will be an asset to the entire Ideanomics organization. Technologies and solutions able to support product development at other Ideanomics operating companies.

©2022 Ideanomics / Confidential & Proprietary 23 Our Five Fundamentals to Break Down the Barriers to Commercial Electrification Efficient and tailored vehicles, infrastructure and middleware offerings Financial solutions that support the cost of transition, shifting CapEx to OpEx Power generation and storage to offer confidence and control Smart operations and maintenance powered by advanced telematics and support systems Design and planning services delivered by in - house experts

©2022 Ideanomics / Confidential & Proprietary 24